Financial Risk Management Objectives and Policies - Schedule of Excluded Components are Accounted Separately in the Consolidated Statement of Comprehensive Income (Detail) - Fair value hedges [member]
€ in Millions
Dec. 31, 2025 EUR (€)
USD statement of financial position exposure
Cash and cash equivalents	€ 0
Intercompany loan	1,160
Total	1,160
Hedged with
USD final exchange leg of the CCS	1,160
Total	€ 1,160
Hedged proportion	100.00%